                                                                    EXHIBIT 10.4

================================================================================

                               AMENDMENT NO. 3 TO
                       AMENDED AND RESTATED LOAN AGREEMENT

                                  BY AND AMONG

                             HEALTH CARE REIT, INC.
                        AND CERTAIN OF ITS SUBSIDIARIES,

                           THE BANKS SIGNATORY HERETO

                                       AND

                          KEYBANK NATIONAL ASSOCIATION,
                     AS ADMINISTRATIVE AGENT FOR SUCH BANKS,

                         DEUTSCHE BANK SECURITIES INC.,
                              AS SYNDICATION AGENT

                                       AND

                               UBS SECURITIES LLC,
                             AS DOCUMENTATION AGENT

                                DECEMBER 19, 2003

================================================================================

                          KEYBANK NATIONAL ASSOCIATION
                                       AND
                         DEUTSCHE BANK SECURITIES INC.,
                 AS JOINT LEAD ARRANGERS AND JOINT BOOK MANAGERS

             AMENDMENT NO. 3 TO AMENDED AND RESTATED LOAN AGREEMENT

         AGREEMENT (this "AMENDMENT NO. 3"), made as of the 19th day of December, 2003, by and among:

         HEALTH CARE REIT, INC., a Delaware corporation, and each of the other entities listed on Exhibit 1 annexed hereto (individually, a "BORROWER" and collectively, the "BORROWERS");

         The Banks that have executed the signature pages hereto (individually, a "BANK" and, collectively, the "BANKS"); and

         KEYBANK NATIONAL ASSOCIATION, a national banking association, as Administrative Agent for the Banks (in such capacity, together with its successors in such capacity, the "AGENT");

                              W I T N E S S E T H:

         WHEREAS:

         (A) The Borrowers, the Agent, Deutsche Bank Securities Inc., as Syndication Agent, UBS Securities LLC, as Documentation Agent and the banks signatory thereto (the "EXISTING BANKS") entered into a certain Amended and Restated Loan Agreement dated August 23, 2002 (as amended through the date hereof, the "ORIGINAL LOAN AGREEMENT"; the Original Loan Agreement, as amended hereby, and as it may hereafter be further amended, modified or supplemented, is hereinafter referred to as the "LOAN AGREEMENT");

         (B) Pursuant to subsection 7.8(b) of the Original Loan Agreement, HCRI is required to cause each newly-created Subsidiary to become a party to the Loan Agreement and in connection therewith, the Original Borrowers desire that each such newly-created Subsidiary designated on Exhibit 1 as an "ADDITIONAL BORROWER" be added as a "Borrower" under the Loan Agreement;

         (C) The Borrowers wish to amend the Original Loan Agreement to, among other things, increase the Total Revolving Credit Commitment, and the Banks and the Agent are willing to amend the Original Loan Agreement on the terms and conditions hereinafter set forth;

         (D) Each of the Banks desire to increase their respective Revolving Credit Commitment to the amount set forth opposite their name on their respective signature page hereto and the Borrowers desire to accept such increased Revolving Credit Commitments;

         (E) Simultaneously with the execution and delivery hereof, First Tennessee Bank, N.A. (the "NEW BANK") has agreed to make loans to the Borrowers in the amount set forth opposite its name on the signature page hereto and the Borrower desires to accept the Revolving Credit Commitment of the New Bank and to cause the New Bank to be added as a "Bank" to the Original Loan Agreement as amended hereby, and the Agent and the Banks are agreeable to the addition of the New Bank; and

         (F) All capitalized terms used herein which are not otherwise defined herein shall have the respective meanings ascribed thereto in the Original Loan Agreement;

         NOW, THEREFORE, the parties hereto agree as follows:

         ARTICLE 1. CHANGE IN REVOLVING CREDIT COMMITMENTS; ADDITIONAL
                    BORROWERS.

                  SECTION 1.1 REVOLVING CREDIT COMMITMENTS. From and after the date hereof, for purposes of the Loan Agreement, the Revolving Credit Commitment of each Bank shall be the amount set forth opposite such Bank's name on the signature pages hereto under the caption "Revolving Credit Commitment" as such amount may be increased or reduced pursuant to the terms of the Loan Agreement, and such amount (if changed) shall supersede and be deemed to amend the amount of its respective Revolving Credit Commitment as set forth opposite its name on the signature pages to the Original Loan Agreement.

                  SECTION 1.2 ASSUMPTION BY ADDITIONAL BORROWERS. The Additional Borrowers hereby: (i) agree to be a party to the Original Loan Agreement as amended hereby; (ii) assume, on a joint and several basis with the Original Borrowers, all of the Obligations of a "Borrower" under the Loan Agreement;
(iii) agree to be bound as a "Borrower" by all of the terms of the Loan Agreement and to perform and discharge all of the obligations of a Borrower contained in or arising under the terms of the Loan Agreement; and (iv) agree that the terms "Borrower(s)" and "Loan Party(ies)" are deemed to include each of the Additional Borrowers.

                  SECTION 1.3 New Bank. The New Bank agrees with the Borrowers, the Banks and the Agent that (i) it will abide by the terms of the Original Loan Agreement as amended hereby, and (ii) the Loan Agreement shall be binding upon, inure to the benefit of, and be enforceable by and against it.

                  SECTION 1.4 ADJUSTMENT OF OUTSTANDING LOANS. If any Loans are outstanding under the Original Loan Agreement on the date hereof, the Banks shall on the date hereof, at the direction of the Agent, make appropriate adjustments among themselves in order to insure that the amount (and type) of the Loans outstanding to the Borrowers from each Bank under the Loan Agreement (as of the date hereof) are proportionate to the aggregate amount of all of the Revolving Credit Commitments, after giving effect to the increased amount of the Revolving Credit Commitments of each of the Banks hereunder and to the additional Revolving Credit Commitments of the New Bank. The Borrowers agree and consent to the terms of this Section 1.3.

         ARTICLE 2. AMENDMENTS TO ORIGINAL LOAN AGREEMENT; SECOND SUBSTITUTED
                    NOTES.

                  SECTION 2.1 The Original Loan Agreement is hereby amended as follows:

                  (a) The recital appearing on page one of the Original Loan Agreement is amended by deleting the amount "Two Hundred Twenty-Five Million ($225,000,000) Dollars " appearing therein and substituting therefor the amount "Two Hundred Eighty-Five Million ($285,000,000) Dollars".

                  (b) The phrase "the aggregate amount set forth opposite such Bank's name on the signature pages hereof under the caption 'Revolving Credit Commitment'" appearing in the definition of the term "Revolving Credit Commitment" in Article 1 shall be deemed to refer to the amount set forth opposite each Bank's name on the signature pages hereto.

                  (c) The definition of "Total Revolving Credit Commitment" appearing in Article 1 is deleted in its entirety and the following is substituted therefor:

                           "'Total Revolving Credit Commitment' - the aggregate obligation of the Banks to make Loans hereunder up to the aggregate amount of Two Hundred Eighty-Five Million ($285,000,000) Dollars".

                  (d) Subsection 2.4(a) is deleted in its entirety and the following is substituted therefor:

                                    "(a)     The Loans made by each Bank shall
         be evidenced by a single joint and several promissory note of the Borrowers in substantially the form of Exhibit A annexed to Amendment No. 3 to Amended and Restated Loan Agreement dated as of December 19, 2003 ("AMENDMENT NO. 3") by and among the Borrowers, the Agent and the Banks party thereto (each, a "SECOND SUBSTITUTED NOTE" and, collectively, the "SECOND SUBSTITUTED NOTES"). Each Second Substituted Note shall be dated the date of Amendment No. 3, shall be payable to the order of such Bank in a principal amount equal to such Bank's Revolving Credit Commitment as in effect on the date of Amendment No. 3, and shall otherwise be duly completed. The Second Substituted Notes shall be payable as provided in Sections 2.1 and 2.5 hereof."

                  (e) Section 2.24 is deleted in its entirety and the following is substituted therefor:

                           "SECTION 2.24 INCREASE IN TOTAL REVOLVING CREDIT
                  COMMITMENT.

                                    (a)      The Borrowers may one time from and
         after effective date of Amendment No. 3, at their sole expense and effort and after consulting with the Agent, request: (i) one or more Banks acceptable to the Agent to increase (in the sole and absolute discretion of each such Bank) the amount of their respective Revolving Credit Commitments, and/or (ii) one or more other lending institutions acceptable to the Agent (each, a "NEW LENDER") to become "Banks" and extend Revolving Credit Commitments hereunder (each such existing Bank and each New Lender being referred to as a "PROPOSED LENDER"). To request an increase pursuant to this Section 2.24 (the "COMMITMENT INCREASE"), the Borrowers shall submit to the Agent a written increase request signed by the Borrowers and in form approved by the Agent (the "INCREASE REQUEST"), which shall specify, as the case may be: (A) each such existing Bank and the amount of the proposed increase to its Revolving Credit Commitment, or (B) the proposed Revolving Credit Commitment for each New Lender. Promptly following receipt of the Increase Request, the Agent shall advise each Proposed Lender of the details thereof.

                                    (b)      If one or more Proposed Lender(s)
         shall have unconditionally agreed to such Increase Request in a writing delivered to the Borrowers and the Agent at any time prior to the 30th day following the date of the delivery to such Proposed Lenders(s) of the Increase Request (each such Proposed Lender being hereinafter referred to as an "INCREMENTAL LENDER"), then: (x) each such Incremental Lender which shall then be an existing Bank shall have its Revolving Credit Commitment increased by the amount set forth in the Increase Request, and (y) each such Incremental Lender which shall then be a New Lender shall be and become a "Bank" hereunder having a Revolving Credit Commitment equal to the amount set forth in such Increase Request, provided, however, that (1) immediately before and after giving effect thereto, no Default shall or would exist, (2) each such Incremental Lender shall have executed and delivered to the Agent a supplement to this Agreement providing for its increased Revolving Credit Commitment or its Revolving Credit Commitment, as applicable, in form approved by the Agent, (3) immediately after giving effect thereto, the aggregate amount of the Total Revolving Credit Commitment shall not exceed $325,000,000, (4) the increase of the Total Revolving Credit Commitment specified in the Increase Request shall be in an aggregate amount that is an integral multiple of $1,000,000 and not less than $5,000,000, (5) the Revolving Credit Commitment extended by each Incremental Lender which is a New Lender shall be in a minimum amount of $10,000,000 or an integral multiple of $1,000,000 in excess thereof, and (6) the Commitment Increase shall not be permitted hereunder unless consummated on or prior to January 30, 2004.

                                    (c)      Simultaneously with the Commitment
         Increase under this Section 2.24, each Incremental Lender shall, to the extent necessary, purchase from each other existing Bank, and each other existing Bank shall sell to each Incremental Lender, in each case at par and without representation, warranty, or recourse (in accordance with and subject to the restrictions contained in Section 10.13), such principal amount of Loans of such other existing Bank(s), together with all accrued and unpaid interest thereon, as will result, after giving effect to such transaction, in each Bank's pro rata share of Loans outstanding being equal to such Lender's pro rata share of the Total Revolving Credit Commitment, provided that each such assignor Bank shall have received (to the extent of the interests, rights and obligations assigned) payment then due and owing of the outstanding principal amount of its Loans, accrued interest thereon, accrued fees, commissions and all other amounts payable to it under the Loan Documents from the applicable assignee Banks (to the extent of such outstanding principal and accrued interest, fees and commissions) or the Borrowers (in the case of all other amounts)."

                  SECTION 2.2 In order to evidence the Loans, as amended hereby, the Borrowers shall execute and deliver to each Bank, simultaneously with the execution and delivery hereof, a substituted promissory note payable to the order of such Bank in substantially the form of Exhibit A annexed hereto (each a "SECOND SUBSTITUTED NOTE" and collectively the "SECOND

SUBSTITUTED NOTES"). Each of the Banks shall, upon the execution and delivery by the Borrowers of its applicable Second Substituted Note as herein provided, mark the Note delivered to it in connection with the Original Loan Agreement "Replaced by Second Substituted Note" and return it to the Borrowers.

                  SECTION 2.3 (a) All references in the Original Loan Agreement or any other Loan Document to the "Revolving Credit Commitment(s)", the "Note(s)" and the "Loan Documents" shall be deemed to refer respectively, to the Revolving Credit Commitment(s) as amended hereby, the Second Substituted Note(s) and the Loan Documents as defined in the Original Loan Agreement together with, and as amended by this Amendment No. 3, the Second Substituted Notes and all agreements, documents and instruments delivered pursuant thereto or in connection therewith.

                           (b)      All references in the Original Loan
Agreement and the other Loan Documents to the "Loan Agreement", and also in the case of the Original Loan Agreement to "this Agreement", shall be deemed to refer to the Original Loan Agreement, as amended hereby.

                           (c)      The Original Loan Agreement and the other
Loan Documents shall each be deemed amended and supplemented hereby to the extent necessary, if any, to give effect to the provisions of this Agreement.

                  ARTICLE 3. REPRESENTATIONS AND WARRANTIES.

                  (a)      (i)      The Borrowers hereby confirm, reaffirm and
restate to each of the Banks and the Agent all of the representations and warranties set forth in Article 3 of the Original Loan Agreement as if such representations and warranties were made as of the date hereof, except for changes in the ordinary course of business which, either singly or in the aggregate, would not have a Material Adverse Effect.

                           (ii)     Schedule 3.1 to the Original Loan Agreement
is hereby amended as set forth in the Addendum to Schedule 3.1 annexed hereto.

                  (b)      (i)      The execution, delivery and performance by
each Borrower of this Amendment No. 3 and the Second Substituted Notes are within its organizational powers and have been duly authorized by all necessary action (corporate or otherwise) on the part of each Borrower, (ii) this Amendment No. 3 and the Second Substituted Notes are the legal, valid and binding obligation of each Borrower, enforceable against each Borrower in accordance with its respective terms, and (iii) the execution, delivery and performance by each Borrower of this Amendment No. 3 and the Second Substituted Notes do not: (A) contravene the terms of any Borrower's organizational documents, (B) conflict with or result in a breach or contravention of, or the creation of any lien under, any document evidencing any contractual obligation to which any Borrower is a party or any order, injunction, writ or decree to which any Borrower or its property is subject, or (C) violate any requirement of law.

         ARTICLE 4. CONDITIONS TO EFFECTIVENESS OF THIS AGREEMENT.

                  This Amendment No. 3 shall become effective on the date of the fulfillment (to the satisfaction of the Agent) of the following conditions precedent:

                  (a) This Amendment No. 3 shall have been executed and delivered to the Agent by a duly authorized representative of the Borrowers, the Agent and each Bank.

                  (b) The Borrowers shall have executed and delivered to each of the Banks its Second Substituted Note.

                  (c) The Borrowers shall pay to the Agents (i) all fees payable to the Banks in connection with this Amendment No. 3, and (ii) all other fees provided for in the fee letter dated November 13, 2003.

                  (d) The Agent shall have received a Compliance Certificate from the Borrowers dated the date hereof and the matters certified therein, including, without limitation, that after giving effect to the terms and conditions of this Amendment No. 3, no Default or Event of Default shall exist, shall be true.

                  (e) The Agent shall have received copies of the following:

                           (i)      Copies of all action, corporate or
otherwise, taken by each of the Additional Borrowers to authorize the execution, delivery and performance of this Amendment No. 3, the Second Substituted Notes and the transactions contemplated hereby, certified by its Secretary;

                           (ii)     The organizational documents of the
Additional Borrowers, certified by the Secretary of State of their respective states of organization;

                           (iii)    Good standing certificates as of a recent
date, with respect to each of the Additional Borrowers from the Secretary of State of their respective states of incorporation and each state in which each of them is qualified to do business; and

                           (iv)     An incumbency certificate (with specimen
signatures) with respect to each of the Additional Borrowers.

                  (f) All legal matters incident hereto shall be satisfactory to the Agent and its counsel.

         ARTICLE 5. MISCELLANEOUS.

                  SECTION 5.1 ARTICLE 10 OF THE ORIGINAL LOAN AGREEMENT. The miscellaneous provisions under Article 10 of the Original Loan Agreement, together with the definition of all terms used therein, and all other sections of the Original Loan Agreement to which Article 10 refers are hereby incorporated by reference as if the provisions thereof were set forth in full herein, except that (i) the terms "Loan Agreement" and "Note(s)" shall be deemed to refer, respectively, to the Original Loan Agreement, as amended by this Amendment No. 3 and the

Second Substituted Note(s), (ii) the term "this Agreement" shall be deemed to refer to this Amendment No. 3; and (iii) the terms "hereunder" and "hereto" shall be deemed to refer to this Amendment No. 3.

                  SECTION 5.2 CONTINUED EFFECTIVENESS. Except as amended hereby, the Original Loan Agreement and the other Loan Documents are hereby ratified and confirmed in all respects and shall remain in full force and effect in accordance with their respective terms.

                  SECTION 5.3 COUNTERPARTS. This Amendment No. 3 may be executed by the parties hereto in one or more counterparts, each of which shall be an original and all of which shall constitute one and the same agreement.

                           [SIGNATURE PAGES TO FOLLOW]

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 3 to be duly executed on the date first above written.

                                HEALTH CARE REIT, INC.
                                HCRI PENNSYLVANIA PROPERTIES, INC.
                                HCRI TEXAS PROPERTIES, INC.
                                HCRI TEXAS PROPERTIES, LTD.
                                    BY HEALTH CARE REIT, INC.,
                                    ITS GENERAL PARTNER
                                HCRI NEVADA PROPERTIES, INC.
                                HCRI LOUISIANA PROPERTIES, L.P.
                                    BY HCRI SOUTHERN INVESTMENTS I, INC.,
                                    ITS GENERAL PARTNER
                                HEALTH CARE REIT INTERNATIONAL, INC.
                                HCN ATLANTIC GP, INC.
                                HCN ATLANTIC LP, INC.
                                HCN BCC HOLDINGS, INC.
                                HCRI INDIANA PROPERTIES, INC.
                                HCRI INDIANA PROPERTIES, LLC
                                    BY HEALTH CARE REIT, INC.,
                                    ITS MEMBER
                                HCRI LIMITED HOLDINGS, INC.
                                HCRI MASSACHUSETTS PROPERTIES, INC.
                                HCRI MASSACHUSETTS PROPERTIES TRUST
                                    BY HCRI MASSACHUSETTS PROPERTIES, INC.
                                    ITS TRUSTEE
                                HCRI HOLDINGS TRUST
                                    BY HCRI MASSACHUSETTS PROPERTIES, INC.
                                    ITS TRUSTEE
                                HCRI NORTH CAROLINA PROPERTIES, LLC
                                    BY NORTH CAROLINA PROPERTIES I, INC.
                                    ITS MEMBER
                                HCRI SOUTHERN INVESTMENTS I, INC.
                                HCRI TENNESSEE PROPERTIES, INC.
                                PENNSYLVANIA BCC PROPERTIES, INC.
                                HCRI KENTUCKY PROPERTIES, LLC
                                    BY HEALTH CARE REIT, INC.
                                    ITS MEMBER
                                HCRI MASSACHUSETTS PROPERTIES TRUST II
                                    BY HCRI MASSACHUSETTS PROPERTIES, INC.
                                    ITS TRUSTEE
                                HCRI SATYR HILL, LLC
                                    BY HEALTH CARE REIT, INC., AS THE MEMBER OF
                                    HCRI MARYLAND PROPERTIES, LLC
                                    ITS MEMBER
                                HCRI FRIENDSHIP, LLC
                                    BY HEALTH CARE REIT, INC., AS THE MEMBER OF
                                    HCRI MARYLAND PROPERTIES, LLC
                                    ITS MEMBER
                                HCRI ST. CHARLES, LLC
                                    BY HEALTH CARE REIT, INC., AS THE MEMBER OF
                                    HCRI MARYLAND PROPERTIES, LLC
                                    ITS MEMBER

                     [BORROWERS CONTINUED ON FOLLOWING PAGE]

                        HCRI MARYLAND PROPERTIES, LLC
                             BY HEALTH CARE REIT, INC.
                             ITS MEMBER
                        HCRI LAUREL, LLC
                             BY HEALTH CARE REIT, INC., AS THE MEMBER OF
                             HCRI MARYLAND PROPERTIES, LLC
                             ITS MEMBER
                        HCRI NORTH CAROLINA PROPERTIES I, INC.
                        HCRI NORTH CAROLINA PROPERTIES III, LIMITED PARTNERSHIP
                             BY HCRI NORTH CAROLINA PROPERTIES II, INC.
                             ITS GENERAL PARTNER
                        HCRI NORTH CAROLINA PROPERTIES II, INC.
                        HCRI WISCONSIN PROPERTIES, LLC
                             BY HEALTH CARE REIT, INC.
                             ITS MEMBER
                        HCRI MISSISSIPPI PROPERTIES, INC.
                        HCRI ILLINOIS PROPERTIES, LLC
                             BY HEALTH CARE REIT, INC.
                             ITS MEMBER
                        HCRI MISSOURI PROPERTIES, LLC
                             BY HEALTH CARE REIT, INC.
                             ITS MEMBER
                        HCRI SURGICAL PROPERTIES, LLC
                             BY HEALTH CARE REIT, INC.
                             ITS MEMBER
                        HCRI TUCSON PROPERTIES, INC.
                        HCRI INVESTMENTS, INC.
                        HCRI CHICAGO PROPERTIES, INC.

                        BY /s/ GEORGE L. CHAPMAN
                           -------------------------------------------------
                           CHIEF EXECUTIVE OFFICER

         GEORGE L. CHAPMAN, as Chief Executive Officer of all of the aforementioned entities, has executed this Amendment No. 3 to Amended and Restated Loan Agreement and intending that all entities above named are bound and are to be bound by the one signature as if he had executed this Amendment No. 3 to Amended and Restated Loan Agreement separately for each of the above named entities.

                             Health Care REIT, Inc.
    Signature Page to Amendment No. 3 to Amended and Restated Loan Agreement
                          Dated as of December 19, 2003

REVOLVING CREDIT COMMITMENT:

$57,500,000                         KEYBANK NATIONAL ASSOCIATION
                                     (SUCCESSOR TO KEY CORPORATE CAPITAL INC.),
                                      AS A BANK

                                    By: /s/ F. Donald Kelly III
                                        ----------------------------------------
                                        Name: F. Donald Kelly III
                                        Title: Vice President

                                    KEYBANK NATIONAL ASSOCIATION,
                                     AS ADMINISTRATIVE AGENT

                                    By: /s/ F. Donald Kelly III
                                        ----------------------------------------
                                        Name: F. Donald Kelly III
                                        Title: Vice President

                                    Lending Office for Base Rate Loans
                                    and LIBOR Loans:

                                    KeyBank National Association
                                    127 Public Square, 8th Floor
                                    Cleveland, Ohio 44114
                                    Attention: Diane D'Aquila

                                    Address for Notices:

                                    KeyBank National Association
                                    127 Public Square, MC:OH-01-27-0848
                                    Cleveland, Ohio 44114
                                    Attention: Mr. F. Donald Kelly III

                                    Telecopier: (216) 689-5970

                             Health Care REIT, Inc.
    Signature Page to Amendment No. 3 to Amended and Restated Loan Agreement
                          Dated as of December 19, 2003

REVOLVING CREDIT COMMITMENT:

$57,500,000                         DEUTSCHE BANK TRUST COMPANY
                                     AMERICAS

                                    By: /s/ Scottye Lindsey
                                        ----------------------------------------
                                        Name: Scottye Lindsey
                                        Title: Vice President

                                    Lending Office for Base Rate Loans
                                    and LIBOR Loans:

                                    Deutsche Bank Trust Company Americas
                                    60 Wall Street
                                    New York, New York 10005
                                    Attention: Diane F. Rolfe
                                               Vice President

                                    Address for Notices:
                                    Deutsche Bank Trust Company Americas
                                    90 Hudson Street
                                    Jersey City, New Jersey 07302
                                    Attention: Helaine Griffin-Williams

                                    Telecopier: (201) 593-2310

                             Health Care REIT, Inc.
    Signature Page to Amendment No. 3 to Amended and Restated Loan Agreement
                          Dated as of December 19, 2003

REVOLVING CREDIT COMMITMENT:

$52,500,000                         BANK OF AMERICA, N.A.

                                    By: /s/ Kevin Wagley
                                        ---------------------------------------
                                        Name:  Kevin Wagley
                                        Title: Principal

                                    Lending Office for Base Rate Loans
                                    and LIBOR Loans:

                                    Bank of America, N.A.
                                    1850 Gateway Boulevard
                                    CA4-706-05-11
                                    Concord, California 94520-32282
                                    Ref: Credit Services, Health Care REIT
                                    Attention: Lynne Famularcano

                                    Address for Notices:

                                    Bank of America, N.A.
                                    1850 Gateway Boulevard
                                    CA4-706-05-11
                                    Concord, California 94520-32282
                                    Ref: Credit Services, Health Care REIT
                                    Attention: Lynne Famularcano

                                    Telecopier: (888) 969-9232

                             Health Care REIT, Inc.
    Signature Page to Amendment No. 3 to Amended and Restated Loan Agreement
                          Dated as of December 19, 2003

REVOLVING CREDIT COMMITMENT:

$35,000,000                         BANK ONE, N.A.

                                    By: /s/ Jan E. Petrik
                                        ---------------------------------------
                                        Name:  Jan E. Petrik
                                        Title: First Vice President

                                    Lending Office for Base Rate Loans
                                    and LIBOR Loans:

                                    Bank One, N.A.
                                    600 Superior
                                    Cleveland, Ohio 44114
                                    Attention: Commercial Loan Operations

                                    Address for Notices:

                                    Bank One, N.A.
                                    Commercial Banking
                                    600 Superior
                                    Cleveland, Ohio 44114
                                    Attention: Ms. Jan Petrik

                                    Telecopier: (216) 781-4567

                             Health Care REIT, Inc.
    Signature Page to Amendment No. 3 to Amended and Restated Loan Agreement
                          Dated as of December 19, 2003

REVOLVING CREDIT COMMITMENT:

$52,500,000                         UBS LOAN FINANCE LLC

                                    By: /s/ Patricia O'Kicki
                                        --------------------------------------
                                        Name:  Patricia O'Kicki
                                        Title: Director

                                    By: /s/ Wilfred V. Saint
                                        --------------------------------------
                                        Name:  Wilfred V. Saint
                                        Title: Associate Director
                                               Banking Products
                                               Services, US

                                    Lending Office for Base Rate Loans
                                    and LIBOR Loans:

                                    UBS Loan Finance LLC
                                    677 Washington Boulevard
                                    Stamford, Connecticut 06901
                                    Attention: Sailoz Sikka

                                    Address for Notices:
                                    UBS Loan Finance LLC
                                    677 Washington Boulevard
                                    Stamford, Connecticut 06901
                                    Attention: Sailoz Sikka

                                    Telecopier: (203) 719-4176

                             Health Care REIT, Inc.
    Signature Page to Amendment No. 3 to Amended and Restated Loan Agreement
                          Dated as of December 19, 2003

REVOLVING CREDIT COMMITMENT:

$20,000,000                         COMERICA BANK

                                    By: /s/ Dawn M. Morgulec
                                        ---------------------------------------
                                        Name:  Dawn M. Morgulec
                                        Title: Account Officer

                                    Lending Office for Base Rate Loans
                                    and LIBOR Loans:

                                    Comerica Bank
                                    Comerica Tower at Detroit Center
                                    500 Woodward Avenue
                                    Detroit, Michigan 48226
                                    Attention: Dawn Morgulec

                                    Address for Notices:

                                    Comerica Bank
                                    Comerica Tower at Detroit Center
                                    500 Woodward Avenue
                                    Detroit, Michigan 48226
                                    Attention: Dawn Morgulec

                                    Telecopier: (313) 222-3420

                             Health Care REIT, Inc.
    Signature Page to Amendment No. 3 to Amended and Restated Loan Agreement
                          Dated as of December 19, 2003

REVOLVING CREDIT COMMITMENT:

$10,000,000                         FIRST TENNESSEE BANK, N.A.

                                    By: /s/ Jean M. Brennan
                                        --------------------------------------
                                        Name:  Jean M. Brennan
                                        Title: Senior Vice President

                                    Lending Office for Base Rate Loans
                                    and LIBOR Loans:

                                    First Tennessee Bank, N.A.
                                    701 Market Street, 3rd Floor
                                    Chattanooga, TN 37402
                                    Attention: Laura Posey

                                    Address for Notices:

                                    First Tennessee Bank, N.A.
                                    701 Market Street, 3rd Floor
                                    Chattanooga, TN 37402
                                    Attention: Jean M. Brennan

                                    Telecopier: (423) 757-4040

                             Health Care REIT, Inc.
    Signature Page to Amendment No. 3 to Amended and Restated Loan Agreement
                          Dated as of December 19, 2003

                                    EXHIBIT 1
            TO AMENDMENT NO. 3 TO AMENDED AND RESTATED LOAN AGREEMENT
                                  BY AND AMONG
             HEALTH CARE REIT, INC. AND CERTAIN OF ITS SUBSIDIARIES,
                           THE BANKS SIGNATORY HERETO
                                       AND
                     KEYBANK NATIONAL ASSOCIATION, AS AGENT
                                LIST OF BORROWERS

                                                                                        STATE OF
NAME OF BORROWER                                                                      ORGANIZATION
----------------                                                                      ------------
Health Care REIT, Inc.                                                                  Delaware
HCRI Pennsylvania Properties, Inc.                                                    Pennsylvania
HCRI Texas Properties, Inc.                                                             Delaware
HCRI Texas Properties, Ltd.                                                               Texas
HCRI Nevada Properties, Inc.                                                             Nevada
HCRI Louisiana Properties, L.P.                                                         Delaware
Health Care REIT International, Inc.                                                    Delaware
HCN Atlantic GP, Inc.                                                                   Delaware
HCN Atlantic LP, Inc.                                                                   Delaware
HCN BCC Holdings, Inc.                                                                  Delaware
HCRI Indiana Properties, Inc.                                                           Delaware
HCRI Indiana Properties, LLC                                                             Indiana
HCRI Limited Holdings, Inc.                                                             Delaware
HCRI Massachusetts Properties Trust                                                   Massachusetts
HCRI Massachusetts Properties, Inc.                                                     Delaware
HCRI Holdings Trust                                                                   Massachusetts
HCRI North Carolina Properties, LLC                                                     Delaware
HCRI Southern Investments I, Inc.                                                       Delaware
HCRI Tennessee Properties, Inc.                                                         Delaware
Pennsylvania BCC Properties, Inc.                                                     Pennsylvania
HCRI Kentucky Properties, LLC                                                           Kentucky
HCRI Massachusetts Properties Trust II                                                Massachusetts
HCRI Satyr Hill, LLC                                                                    Virginia
HCRI Friendship, LLC                                                                    Virginia
HCRI St. Charles, LLC                                                                   Virginia
HCRI Maryland Properties, LLC                                                           Maryland
HCRI Laurel, LLC                                                                        Maryland
HCRI North Carolina Properties I, Inc.                                               North Carolina
HCRI North Carolina Properties III, Limited Partnership                              North Carolina
HCRI North Carolina Properties II, Inc.                                              North Carolina
HCRI Wisconsin Properties, LLC                                                          Wisconsin
HCRI Mississippi Properties, Inc.                                                      Mississippi
HCRI Illinois Properties, LLC                                                           Delaware
HCRI Missouri Properties, LLC                                                           Delaware
HCRI Surgical Properties, LLC                                                             Ohio
HCRI Tucson Properties, Inc.                                                            Delaware
HCRI Investments, Inc. (*Additional Borrower)                                           Delaware
HCRI Chicago Properties, Inc. (*Additional Borrower)                                    Delaware

                           ADDENDUM TO SCHEDULE 3.1 TO
             AMENDMENT NO. 3 TO AMENDED AND RESTATED LOAN AGREEMENT
                                  BY AND AMONG
             HEALTH CARE REIT, INC. AND CERTAIN OF ITS SUBSIDIARIES,
                           THE BANKS SIGNATORY HERETO
                                       AND
                     KEYBANK NATIONAL ASSOCIATION, AS AGENT

                    STATES OF ORGANIZATION AND QUALIFICATION,
                   AND CAPITALIZATION OF ADDITIONAL BORROWERS

HCRI INVESTMENTS, INC.

         (i)      State of Organization: Delaware

         (ii)     Capitalization: Authorized Common Stock - 1,000 shares
                                  Issued Common Stock - 100 shares

         (iii)    Business: Investments in health care facilities

         (iv)     States of Qualification: None

         (v)      Subsidiaries: None

HCRI CHICAGO PROPERTIES, INC.

         (i)      State of Organization: Delaware

         (ii)     Capitalization: Authorized Common Stock - 1,000 shares
                                  Issued Common Stock - 100 shares

         (iii)    Business: Investments in health care facilities

         (iv)     States of Qualification: None

         (v)      Subsidiaries: None

                                    EXHIBIT A
            TO AMENDMENT NO. 3 TO AMENDED AND RESTATED LOAN AGREEMENT
                                  BY AND AMONG
             HEALTH CARE REIT, INC. AND CERTAIN OF ITS SUBSIDIARIES,
                           THE BANKS SIGNATORY HERETO
                                       AND
                     KEYBANK NATIONAL ASSOCIATION, AS AGENT

                         FORM OF SECOND SUBSTITUTED NOTE

$____________                                           DATED: DECEMBER 19, 2003

                  FOR VALUE RECEIVED, each of the undersigned (collectively, the "BORROWERS"), hereby jointly and severally promises to pay to the order of ___________________________ (the "BANK") on the Revolving Credit Commitment Termination Date, the principal sum of _____________________ ($__________)
Dollars, or such lesser amount as shall be equal to the aggregate unpaid principal amount of the Loans outstanding on the close of business on the Revolving Credit Commitment Termination Date made by the Bank to the Borrowers; and to pay interest on the unpaid principal amount of each Loan from the date thereof at the rates per annum and for the periods set forth in or established by the Agreement and calculated as provided therein.

                  All indebtedness outstanding under this Second Substituted Note shall bear interest (computed in the same manner as interest on this Second Substituted Note prior to the relevant due date) at the applicable Post-Default Rate for all periods when an Event of Default has occurred and is continuing, commencing on the occurrence of such Event of Default until such Event of Default has been cured or waived as acknowledged in writing by the Agent, and all of such interest shall be payable on demand.

                  Anything herein to the contrary notwithstanding, the obligation of the Borrowers to make payments of interest shall be subject to the limitation that payments of interest shall not be required to be made to the Bank to the extent that the Bank's receipt thereof would not be permissible under the law or laws applicable to the Bank limiting rates of interest which may be charged or collected by the Bank. Any such payments of interest which are not made as a result of the limitation referred to in the preceding sentence shall be made by the Borrowers to the Bank on the earliest interest payment date or dates on which the receipt thereof would be permissible under the laws applicable to the Bank limiting rates of interest which may be charged or collected by the Bank.

                  Payments of both principal and interest on this Second Substituted Note are to be made to the office of KeyBank National Association, as Agent, at 127 Public Square, Cleveland, Ohio 44114-1306 or such other place as the holder hereof shall designate to the Borrowers in writing, in lawful money of the United States of America in immediately available funds.

                  This Second Substituted Note is one of the Second Substituted Notes referred to in, and is entitled to the benefits of, the Amended and Restated Loan Agreement dated August 23, 2002, as amended by Amendment No. 1 to Amended and Restated Loan Agreement dated of May 15, 2003 by and among the Borrowers, the Banks signatory thereto (including the Bank) and the Agent, by Amendment No. 2 to Amended and Restated Loan Agreement dated as of August 26, 2003 by and among the Borrowers, the Banks signatory thereto (including the Bank) and the Agent, and by Amendment No. 3 to Amended and Restated Loan Agreement dated as of the date hereof by and among the Borrowers, the Banks signatory thereto (including the Bank) and the Agent (as so amended and as it may be further amended, modified or supplemented from time to time, the "AGREEMENT"). This Second Substituted Note supersedes and is given in substitution for the Note dated May 15, 2003 made by the Borrowers to the order of the Bank in the original principal amount of $___________ but does not constitute a novation, extinguishment or termination of the obligations evidenced thereby. Capitalized terms used but not otherwise defined herein shall have the respective meanings ascribed thereto in the Agreement.

                  The Bank is hereby authorized by the Borrowers to record on the schedule to this Second Substituted Note (or on a supplemental schedule thereto) the amount of each Loan made by the Bank to the Borrowers and the amount of each payment or repayment of principal of such Loans received by the Bank, it being understood, however, that failure to make any such notation shall not affect the rights of the Bank or the obligations of the Borrowers hereunder in respect of this Second Substituted Note. The Bank may, at its option, record such matters in its internal records rather than on such schedule.

                  Upon the occurrence of any Event of Default, the principal amount and accrued interest on this Second Substituted Note may be declared due and payable in the manner and with the effect provided in the Loan Agreement.

                  The Borrowers shall pay costs and expenses of collection, including, without limitation, attorneys' fees and disbursements in the event that any action, suit or proceeding is brought by the holder hereof to collect this Second Substituted Note.

                  THIS SECOND SUBSTITUTED NOTE SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO ITS RULES PERTAINING TO CONFLICTS OF LAWS.

                         [Signatures on Following Page]

                               HEALTH CARE REIT, INC.
                               HCRI PENNSYLVANIA PROPERTIES, INC.
                               HCRI TEXAS PROPERTIES, INC.
                               HCRI TEXAS PROPERTIES, LTD.
                                   BY HEALTH CARE REIT, INC.,
                                   ITS GENERAL PARTNER
                               HCRI NEVADA PROPERTIES, INC.
                               HCRI LOUISIANA PROPERTIES, L.P.
                                   BY HCRI SOUTHERN INVESTMENTS I, INC.,
                                   ITS GENERAL PARTNER
                               HEALTH CARE REIT INTERNATIONAL, INC.
                               HCN ATLANTIC GP, INC.
                               HCN ATLANTIC LP, INC.
                               HCN BCC HOLDINGS, INC.
                               HCRI INDIANA PROPERTIES, INC.
                               HCRI INDIANA PROPERTIES, LLC
                                   BY HEALTH CARE REIT, INC.,
                                   ITS MEMBER
                               HCRI LIMITED HOLDINGS, INC.
                               HCRI MASSACHUSETTS PROPERTIES, INC.
                               HCRI MASSACHUSETTS PROPERTIES TRUST
                                   BY HCRI MASSACHUSETTS PROPERTIES, INC.
                                   ITS TRUSTEE
                               HCRI HOLDINGS TRUST
                                   BY HCRI MASSACHUSETTS PROPERTIES, INC.
                                   ITS TRUSTEE
                               HCRI NORTH CAROLINA PROPERTIES, LLC
                                   BY NORTH CAROLINA PROPERTIES I, INC.
                                   ITS MEMBER
                               HCRI SOUTHERN INVESTMENTS I, INC.
                               HCRI TENNESSEE PROPERTIES, INC.
                               PENNSYLVANIA BCC PROPERTIES, INC.
                               HCRI KENTUCKY PROPERTIES, LLC
                                   BY HEALTH CARE REIT, INC.
                                   ITS MEMBER
                               HCRI MASSACHUSETTS PROPERTIES TRUST II
                                   BY HCRI MASSACHUSETTS PROPERTIES, INC.
                                   ITS TRUSTEE
                               HCRI SATYR HILL, LLC
                                   BY HEALTH CARE REIT, INC., AS THE MEMBER OF
                                   HCRI MARYLAND PROPERTIES, LLC
                                   ITS MEMBER
                               HCRI FRIENDSHIP, LLC
                                   BY HEALTH CARE REIT, INC., AS THE MEMBER OF
                                   HCRI MARYLAND PROPERTIES, LLC
                                   ITS MEMBER
                               HCRI ST. CHARLES, LLC
                                   BY HEALTH CARE REIT, INC., AS THE MEMBER OF
                                   HCRI MARYLAND PROPERTIES, LLC
                                   ITS MEMBER

                     [BORROWERS CONTINUED ON FOLLOWING PAGE]

                         HCRI MARYLAND PROPERTIES, LLC
                              BY HEALTH CARE REIT, INC.
                              ITS MEMBER
                         HCRI LAUREL, LLC
                              BY HEALTH CARE REIT, INC., AS THE MEMBER OF
                              HCRI MARYLAND PROPERTIES, LLC
                              ITS MEMBER
                         HCRI NORTH CAROLINA PROPERTIES I, INC.
                         HCRI NORTH CAROLINA PROPERTIES III, LIMITED PARTNERSHIP
                              BY HCRI NORTH CAROLINA PROPERTIES II, INC.
                              ITS GENERAL PARTNER
                         HCRI NORTH CAROLINA PROPERTIES II, INC.
                         HCRI WISCONSIN PROPERTIES, LLC
                              BY HEALTH CARE REIT, INC.
                              ITS MEMBER
                         HCRI MISSISSIPPI PROPERTIES, INC.
                         HCRI ILLINOIS PROPERTIES, LLC
                              BY HEALTH CARE REIT, INC.
                              ITS MEMBER
                         HCRI MISSOURI PROPERTIES, LLC
                              BY HEALTH CARE REIT, INC.
                              ITS MEMBER
                         HCRI SURGICAL PROPERTIES, LLC
                              BY HEALTH CARE REIT, INC.
                              ITS MEMBER
                         HCRI TUCSON PROPERTIES, INC.
                         HCRI INVESTMENTS, INC.
                         HCRI CHICAGO PROPERTIES, INC.

                         BY___________________________________________
                           CHIEF EXECUTIVE OFFICER

         GEORGE L. CHAPMAN, as Chief Executive Officer of all of the aforementioned entities, has executed this Second Substituted Note intending that all entities above named are bound and are to be bound by the one signature as if he had executed this Second Substituted Note separately for each of the above named entities.

                                                                      SCHEDULE A

                               PRINCIPAL PAYMENTS

                 Second Substituted Note dated December 19, 2003
                             payable to the order of

                                            Interest Period
                                            (if other than a
                          Principal             Base Rate               Amount           Unpaid
                          Amount of             Loan) and            of Principal       Principal          Notation
        Date                Loan              Interest Rate             Repaid           Balance           Made By
        ----                ----              -------------             ------           -------           -------
-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------